UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 23, 2012 (Date of earliest event reported)
Digirad Corporation (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50789 (Commission File Number)	33-0145723 (IRS Employer Identification Number)

13950 Stowe Drive, Poway, CA (Address of principal executive offices)		92064 (Zip Code)
(858) 726-1600 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 23, 2012, Richard B. Slansky, the Chief Financial Officer of Digirad Corporation, or Digirad, tendered his resignation, which is effective on April 20, 2012. Pursuant to the Executive Employment Agreement filed as Exhibit 10.1 to Digirad's Current Report on Form 8-K filed on February 17, 2009, as amended by the Amendment to Executive Employment Agreement, dated December 31, 2010, filed as Exhibit 10.3 to Digirad's Current Report on Form 8-K on January 3, 2011, Mr. Slansky is not entitled to receive any severance payment in connection with his resignation.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Digirad Corporation dated March 28, 2012

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2012	DIGIRAD CORPORATION By: /s/ Todd P. Clyde Todd P. Clyde President and Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Digirad Corporation dated March 28, 2012